Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 24, 1999

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


      Pennsylvania                    0-16276             23-2449551
(State or other jurisdiction (Commission File Number)  (IRS Employer
     of incorporation)                                 Identification No.)

   101 North Pointe Boulevard, Lancaster, Pennsylvania        17601-4133
       (Address of principal executive offices)               (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030

                          N/A
  (Former name or former address, if changed since last report)


ITEM 5 - Other Events

     On August 24, 1999, the Registrant, Sterling Financial Corporation, declared a five-for-four stock split effected in the form of a 25% stock dividend to shareholders of record November 1, 1999 and payable on November 15, 1999.

     In addition to the stock split, a $.23 per share cash dividend was declared on August 24, 1999, with the dividend being payable on October 1, 1999, to shareholders of record September 16, 1999.

     On August 24, 1999, the Registrant issued a press release announcing the foregoing information, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7 - Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Exhibits:

                 99     Press Release of Registrant, dated August 24, 1999,
                        re: Registrant announces the declaration of a five-for-four stock split effected in the form of a 25% stock dividend and a cash dividend.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Sterling Financial Corporation

                                     By:/s/ John E. Stefan
                                     John E. Stefan, Chairman of the Board,
                                     President and Chief Executive Officer



DATE      August 24, 1999


                                          EXHIBIT INDEX


                                                          Page Number
                                                          in Manually
Exhibit                                                   Signed Original

 99            Press Release of Registrant, dated               ___
               August 24, 1999
               re: Registrant announces the declaration of a five-for-four stock split effected in the form of a 25% stock dividend and a cash dividend.

                          EXHIBIT 99

FOR IMMEDIATE RELEASE:


                STERLING FINANCIAL CORPORATION
              DECLARES FIVE-FOR-FOUR STOCK SPLIT
                       AND CASH DIVIDEND

LANCASTER, PA (August 24, 1999)--Sterling Financial Corporation (NASDAQ: SLFI).

     Sterling Financial Corporation announced a five-for-four stock split effected in the form of a 25% stock dividend to shareholders of record November 1, 1999 and payable on November 15, 1999. Sterling is paying this five-for-four stock dividend to reward the shareholders for the continued growth and profitability of the company.

     John E. Stefan, Chairman, President and Chief Executive Officer of Sterling Financial Corporation, stated, "This stock split will create the opportunity for a greater number of investors to experience
Sterling Financial Corporation ownership."

     In addition to the stock split, Sterling Financial Corporation also announced that a $.23 per share cash dividend was declared on August 24, 1999, with the dividend being payable on October 1, 1999, to shareholders of record September 16, 1999. This represents a 9.5% increase over the same period last year.

     Sterling Financial Corporation had total assets of $1,030,556,680 as of June 30, 1999, an increase of $63,483,381 or 6.6% over the
$967,073,299 reported for June 30, 1998. The figures for 1998 have been restated to reflect the merger of Northeast Bancorp, Inc. by the
pooling of interest method of accounting.   The Corporation earned
$6,772,022 or $.95 per share for the first six months of 1999.

     Sterling Financial Corporation now operates 34 banking locations through its subsidiary banks, Bank of Lancaster County, N.A. and The First
National Bank of North East. Bank of Lancaster County serves its marketplace via a network of 29 community banking offices located throughout Lancaster County, Pennsylvania and one office in Chester County,
Pennsylvania. The First National Bank of North East operates three full service banking offices and one drive-through facility in Cecil County, Maryland.

Contact: John E. Stefan, Chairman and President    (717)581-6030